SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 28, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                ITS Networks Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Florida                         0-230611                    52-2137517
---------------                   ------------             -------------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


    Edif. Marina Marbella, Severo Ochoa 28, Planta 9, 29600 Marbella, Spain
    -----------------------------------------------------------------------
                    (Address of principal executive offices)

                               011-34-91-431-2475
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT

     Effective November 28, 2003, ITS Networks Inc. (the "Company") entered into a Purchase Agreement (the "Agreement") with Mr.Hendrik van Elst ("van Elst"). Under the terms of the Agreement, Mr. van Elst agreed to purchase _____ shares of the common stock of the Company which will represent approximately 60% of the issued and outstanding shares of the common stock of the Company for a purchase price of 2,900,000 Euros. These shares of common stock of the Company shall be subject to the restrictions imposed pursuant to Regulation S under the Securities Act of 1933, as amended. No bank or other financing was utilized in connection with the purchase of the common stock of the Company by Mr. van Elst.

     The Agreement provides for a special meeting of the stockholder of the Company be held on or before February 27, 2004, to elect five members to the Board of Directors of the Company, of which three members are to be nominated by Mr. van Elst . The Agreement further provides that the Company will file a
Schedule 14C information Statement with the U.S. Securities and Exchange Commission within 20 days of the closing of the Agreement.

     As a result of the Agreement, there will be a change in control of the Company.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)     Financial  statements  of  business  acquired:

             N/A

     (b)     Exhibits

             10.1     Purchase  Agreement  dated  November  28,  2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December  10,  2003             ITS  Networks  Inc.


                                       By:/s/Gustavo  Gomez
                                          --------------------------------------
                                          Gustavo  Gomez,  President

     EXHIBIT  10.1

                      PURCHASE AGREEMENT PURCHASE AGREEMENT
                                    between
                                Hendrik van Elst
                                      and
                                ITS Networks Inc.

                      November 28, 2003 November 28, 2003

     This Purchase Agreement of ITS Networks Inc, a U.S. Nasdaq Buletin Board quoted company is executed in reliance upon Regulation S which provides an exemption from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act").

     This Agreement has been executed by ITS Networks Inc., a Florida corporation (the "Company"), in connection with its sale of its authorized and previously unissued shares of Common Stock, $.001 par value (hereinafter referred to as the "Shares") to Henk van Elst (or Company he may designate) (the "Purchaser").

The Purchaser hereby represents, warrants to, and agrees with the Company as follows:

1.  Agreement  to  Purchase;  Purchase  Price.

     The Purchaser hereby agrees to purchase pre-split Shares from the Company in the total principal amount of Two Million Nine Hundred Thousand Euros (2,900,000 Euros), which will represent 60% of the issued and outstanding shares of the Common Stock of the Company on the closing of this Agreement based upon fulfillment of the additional conditions stated in clause 6 of this Agreement. The Company agrees to sell and deliver to the Purchaser at such purchase price the Shares of the Company upon the terms and conditions hereof.

     The Company shall issue, sell and deliver the executed Shares in fully negotiable form to the Purchaser subject only to the terms and conditions set forth in this Agreement, free and clear of all claims and encumbrances. Such shares of the Company shall be subject only to the restrictions imposed pursuant to Regulation S under the 1933 Act and all other provisions of the 1933 Act and this Agreement.

2.  Purchaser's  Representations;  Access  to  Information;  Independent
Investigation.

     a. Sale Transaction. The Purchaser represents and warrants to the Company that: i. It understands that the Company has made arrangements to sell these Shares only to persons or entities that are not U.S. Persons as that term is defined in Rule 902 under Regulation S as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under authority of the 1933 Act.

     ii. At the time the Purchaser was initially contacted, the Purchaser was a person who is a non-resident of the United States and a non-U.S. citizen, and was a company organized under the laws of Holland, a jurisdiction outside the United States.

     iii. The Purchaser is purchasing the Shares of the Company only for its own account and not on behalf of any U.S. Person, and no sale by the Purchaser has been pre-arranged with any prospective buyer in the United States.

     iv. The Purchaser agrees that all offers and sales of the Shares of the Company prior to the expiration of a period commencing on the date of this transaction and ending one year thereafter shall only be made in compliance with the restrictions of Regulation S, or pursuant to registration of such securities under the 1933 Act or pursuant to an exemption thereunder, and the terms hereof.

     v. That any offering documents received by the Purchaser included statements to the effect that the Shares have not been registered under the 1933 Act and that no sale of such Shares may occur during a period commencing on the date of the transaction and ending one year thereafter unless the Shares are registered under the 1933 Act or are sold pursuant to an exemption from registration.

     vi. The Purchaser agrees to not engage in any hedging transactions involving the Common Stock of the Company unless in compliance with the Securities Act of 1933 and Regulation S thereunder.

b. Regulation S and Other Restrictions. The Purchaser covenants and agrees with the Company as follows:

     i. The Purchaser understands that the Shares to be acquired pursuant to this Agreement have not been registered under the 1933 Act with the SEC in reliance upon the exemption from the registration requirements thereof afforded by Regulation S under the 1933 Act, governing the offer and sale of securities that occur outside the U.S., nor with any state securities commission or agency. The Purchaser agrees and acknowledges that the Company will issue stop transfer instructions to its registrar and transfer agent prohibiting the transfer of the Shares of the Company delivered under this Agreement for a period of one year after the date of closing of this Agreement. The Purchaser understands that the Shares to be acquired by the Purchaser will have the following restrictive legend or similar legend affixed thereto:

"These Shares have not been registered under the Securities Act of 1933 (the "Act"), and have been issued pursuant to an exemption pursuant to Regulation S under the Act. Until one year after the date of purchase, no amount of the Shares may be offered, sold, or transferred to any U.S. Person and no hedging transactions involving these securities may be conducted during this period. Offers, sales or transfers in the U.S. or to a U.S. person (as defined in

Regulation S promulgated under the Act) or for the account and benefit of a U.S. person are not permitted, except as provided in said Regulation S, unless the Shares are registered under the Act or an exemption from such registration under the Act is applicable."

     ii. The Purchaser hereby represents and warrants to the Company that it is a company organized under the laws of Holland, and is not a U.S. Person within the meaning of Rule 902(a) of Regulation S.

     iii. The Purchaser and any assignees of the Shares agree that the Shares of the Company acquired by the Purchaser pursuant to this Agreement shall not be voluntarily sold, transferred or otherwise disposed of in the United States or to any U.S. Person for a minimum period of one year from the closing date of this transaction, except by registration of such Shares under the 1933 Act and any applicable state securities laws.

     iv. The Purchaser and any assignees of the Shares of the Company acquired pursuant to this Agreement agree that hedging transactions involving these Shares shall not be conducted during a period of one year from the date of purchase unless in compliance with the Securities Act of 1933, as amended.

     v. The Purchaser understands that any disposition of the Shares of the Company in violation of this Agreement shall be null and void. No transfer of the Shares shall be made by the Company or the Company's registrar and transfer agent upon the Company's transfer books or records unless there has been compliance with the terms of this Agreement, including the above provisions. The Company will issue stop transfer instructions to its registrar and transfer agent to the effect that the Shares of the Company may not be transferred for a period of one year after the closing date and may be transferred thereafter only except as provided herein. The Purchaser agrees to indemnify and hold the Company harmless from and against damages that may result from or arise out of any disposition thereof in violation of this Agreement.

     vi. In connection with the transaction which is the subject of this Agreement, Purchaser acknowledges that offers respecting the sale of the Shares directed by the Company were received outside of the United States and that Purchaser has not and is not engaged in or directed any unsolicited offers to buy the Shares of the Company into the United States or to any U.S. Person.

c. Current Information. The Purchaser has been furnished with a copy of the Company's most recent available audited financial statements, and other material documents concerning the Company, including but limited to its business plan information.

d. Independent Investigation; Access. The Purchaser in making the decision to purchase the Shares subscribed for, has relied upon independent investigations and the undersigned together with representatives, if any, have, prior to any sale, been given the opportunity to request and examine all available recent financial information of the Company, all material books and records of the Company, all material contracts, and other documents relating to this transaction and an opportunity to ask questions of, and to receive answers from the Company or any person acting upon its behalf concerning the terms and conditions of this transaction.

          The Purchaser and any advisors have been furnished with all materials relating to the business, finances and operation of the Company and materials relating to this offer and sale of the Shares that have been requested by the Purchaser and any advisors, and have received complete and satisfactory answers to any such inquiries. In the annexes attached are the letters and reports from the Company's U.S-based and Spain-based Lawyers and Auditors.

e. No Government Recommendation or Approval. The Purchaser understands that no federal, state, municipal or other governmental agency in the United States has passed on nor made any recommendations or endorsement of the Shares being sold herein.

3.  Company's  Representations.

a. Reporting Company Status. The Company is a "Reporting Issuer" as defined by Rule 902 of Regulation S. The Common Stock of the Company is presently traded on the NASD Electronic Bulletin Board over-the-counter market in the United States (symbol "ITSN")

     B.     Offshore  Transaction.

     i. At the time the buy order was originated, the Company and/or its agents reasonably believed the Purchaser was outside the United States, and was not a U.S. Person.

     ii. The Company and/or its agents reasonably believe that this transaction has not been pre-arranged with any buyer in the United States.

     C. No Directed Selling Efforts. In regard to this transaction, the Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

     D. Necessary Action. The Company has taken all necessary action to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

4. Exemption; Reliance on Representations. The Company and the Purchaser understand that the offer and sale of the Shares herein have not and are not to be registered under the 1933 Act. The Company is relying on the rules governing offers and sales of securities made outside the United States pursuant to Regulation S. Rules 901 through 904 of Regulation S govern this transaction.

5. Conditions of the Company's Obligation to Close. The obligations of the Company to close this transaction, and the transfer and delivery to the

Purchaser of the Shares, as set forth herein, and to perform its obligations pursuant to the terms and conditions of this Agreement, are subject to the fulfillment as of the closing date of the following condition precedent, which may be waived only in writing by the Company:

     (1) Payment of Purchase Price. Upon the signing of this agreement, the Purchaser will have 15 days to pay the purchase price by check, by wire transfer or in such other form and manner acceptable to the Company, payable to "ITS Networks Inc.". The Spanish bank account details of the Company are as follows: ITS Networks Inc.

               ITS  Networks  Inc.
               BBVA  EmpresasBBVA  Empresas
               C/  Serrano  32,  Madrid
               28001  Madrid  Spain

               IBAN:       ES02  0182  5516  04  0291502673
               SWIFT     :    BBVAESMMXXX

6.  Additional  Conditions.

     A. Percentage of Ownership. The pre-split Shares to be purchased by the Purchaser shall constitute sixty percent (60%) of the total issued and outstanding shares of the Common Stock of the Company after the acquisition on a fully diluted basis (excluding options, warrants and other convertible securities that have an exercise price of $.25 per share or more). Should there be the need for additional investment in the company above and beyond the 2,900,000 euros injected at this time or any other situation arise that would cause additional shares to be issued, this 60% stake of the Purchaser is protected by an anti-dilution clause for the 12 months following the signing of this agreement. The stock certificate(s) evidencing the issuance of the Common Stock shall be issued within 15 days of the execution of this Agreement by the Purchaser.

     For all relevant purposes of this Agreement, the pre-split Shares of Common Stock to be issued and delivered pursuant to this Agreement do not take into account the 1-for-2 reverse stock split proposed by the Company and no further change or adjustment shall be made in connection therewith. The number of shares of Common Stock and all shares of stock covered by existing options and warrants shall be appropriately adjusted to take into account this reverse stock split which will occur between the date of the execution of this Agreement and the date of delivery of such shares.

As  agreed  between  the  parties,  the  use  of  funds  is  as  follows:

Main  Carrier                                                        650.000
SG&A  October                                                        200.000
Increase  network  capacity                                          150.000
Payments and bank guarantees carriers                                500.000
Budget  acquisition  planning  (due  diligence,  first  payments)    500.000
Working  capital                                                     900.000
                                                                   ---------
Total                                                              2.900.000

     B. Absence of Litigation. There is no action, suit proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision ruling or finding would: (i) have a material adverse effect on the transactions contemplated hereby; (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any of the documents contemplated herein; or
(iii) have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

     C. Legal Opinion. The Company shall provide an opinion of its legal counsel to the Purchaser in a form satisfactory to the Purchaser regarding its good standing as a corporation in the State of Florida, the status of pending litigation, and such other matters as the Purchaser may reasonably request.


     D. Each present stockholder of the Company that would continue to own five percent (5%) or more of the outstanding Common Stock of the Company after the purchase of Common Stock by the Purchaser is considered for the purpose of this agreement as an, or being, an affiliate of the Company and subject to the applicable U.S. laws regulating the sale of common stock on the open market. As such, each of these shareholders shall execute this Agreement solely for the purpose of this Agreement to not sell or otherwise sell any of their Common Stock of the Company for a period of one year except: (i) subject to the volume limitations of Rule 144 under the Securities Act of 1933; or 9ii) upon the prior written consent of the Purchaser.

     Each of these stockholders of 5% or more of the outstanding common stock will have 30 days from the signing of this agreement to confirm in writing their acceptance of these conditions.

     E. Conversion of Loans for Equity. Each holder of loans to the Company may execute this Agreement solely for the purpose of converting their debt into Common Stock of the Company at $.05 per pre-split Share of the Common Stock of the Company upon the effective date of the 1-for-2 reverse stock split of the Company.

     Each holder of loans will have 30 days from the signing of this agreement to confirm in writing their decision to accept conversion at this unique rate of $0,05 as part of the total agreement.

     F. Election of Directors. The Company agrees to call a special meeting of its stockholders within 60 days of the closing of this Agreement to elect five members to the Board of Directors of the Company, of which three members shall be selected by the Purchaser. The Company agrees to file a Schedule 14C Information Statement with the U.S. Securities and Exchange Commission within 20 days of the closing of the Agreement to elect such directors and to take any other corporate actions as necessary and appropriate, subject to the approval of the Purchaser.

     G. Confidentiality. Each party hereto agrees with the other parties that, unless and until the transactions contemplated by this Agreement have been consummated, each party and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director, or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except
(i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement; or (iii) to the extent required by the U.S. federal securities laws or other applicable laws or regulations.

     H: Third Party Beneficiaries. This contract is solely between the Company and the Purchaser and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     I: Drag Along Tag Along Rights. Within twelve months from the signature of this Agreement none of the shareholders which hold at least five per cent (5%) of the company will be allowed to sell his shares except under the following conditions:


     I. Any shareholder, including now the Purchaser, has the right to drag along any other shareholder on the same terms and conditions as those availed by him for sale to any person or entity.

     II. Any shareholder has the right to tag along on the same terms or conditions as those availed by any of the other shareholders if they exit through any kind of sale to any person or entity or if they opt for a merger or an acquisition.

     III. Within twelve months from the signature of this Agreement, all shareholders with a greater than 5% stake in the Company will not be allowed to sell shares on the open market. Even so, shareholders below this level will be restricted to 1% of outstanding stock per quarter as per Rule 144. Private transactions are allowed between individuals.

     J: Viable Business Plan. The actual members of the Board of Directors of the Company shall present to the Purchaser within 60 days from the signature of this agreement a detailed business plan for the Company for the year 2.004 as well as for its affiliate in Spain Teleconnect.

7. Expenses. All legal, accounting and other costs and fees incurred by the Purchaser and/or the Company in connection with the transactions contemplated by this Agreement shall be borne and paid for by the party incurring same.

8. Governing Law and Venue. This Agreement shall be deemed made in the State of Florida for purposes of interpretation and enforcement without regard to conflicts of law. The governing law and venue may be modified if both parties are in agreement to do so.

9. Survival of Representations, Warranties and Covenants. The respective representations, warranties, covenants and agreements made in this Agreement by the Purchaser and the Company shall survive the closing. The respective representations and warranties of each contained herein or in any certificates delivered pursuant hereto shall not be deemed to be waived or otherwise affected by an investigation or audit made by any other person or by any action taken by any other person at the request of any party hereto.

10. Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned by the Purchaser, or by the Company, in whole or in part, without the prior written consent of the other party hereto.

11. Notices. Any notice, request, instruction or other document or communication required or permitted to be given upon delivery in person or upon being deposited in the mail, postage prepaid, for mailing by certified or registered mail, as follows:

If  to  the  COMPANY,  delivered  and  mailed  to:

          ITS  Networks  Inc.
          Edif.  Marina  Marbella
          Severo  Ochoa,  28,  Planta  9
          29590,  Marbella,  Spain

If  to  the  PURCHASER,  delivered  or  mailed  to:

          Hendrk  van  Elst
          Pastelstraat  165
          1339  JH  Almere-Buiten
          Nederland

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or mailed.

12. Section Headings. Section headings are for convenience only and shall not limit or otherwise affect any of the provisions of this Agreement.

13. Entire Agreement. This Agreement and any exhibits hereto constitute the entire agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

14. Waivers; Amendments. Any of the terms or conditions of this Agreement may be waived, but only in writing by the party which is entitled to the benefit thereof, and this Agreement may be amended, or modified in whole, or in part only by an agreement in writing, executed by all the parties to this Agreement.

15. Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and permitted assigns and transferees of the Shares. As used herein, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original as well as by facsimile, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed and accepted this Agreement effective this 28th day of November, 2003.

COMPANY:                                    PURCHASER:

ITS  Networks  Inc.                         (Company  to  be  named)

/s/  Gustavo  Gomez                         /s/  Hendrik  van  Elst
Gustavo  Gomez,  President                  Hendrik  van  Elst,  Director